       HOLLYWOOD PARK, INC. SEPTEMBER 30, 1996, FORM 10-Q, EXHIBIT 10.21


                    CONSENT OF COMPTON ENTERTAINMENT, INC.
                    --------------------------------------
                             AND ROUBEN KANDILIAN
                             --------------------


     Hollywood Park, Inc., a Delaware corporation ("HPI"), on the one hand, and Compton Entertainment, Inc., a California corporation ("CEI") and Rouben Kandilian ("Kandilian"), on the other hand, entered into that certain Amended and Restated Agreement Respecting Pyramid Casino, dated July 14, 1995 (the "Amended Agreement"). Effective August 3, 1995, HPI assigned all of its right, title and interest in the Amended Agreement to HP/Compton, Inc., a California corporation ("HPC"). HPC and CEI are also parties to the agreements described on
Schedule 1 attached hereto (the "Related Agreements"). Pursuant to Article 10.2 of the Amended Agreement, HPC has the right to assign its interest in the Card Club (as that term is defined in the Amended Agreement), including, without limitation, the Amended Agreement and the Related Agreements to a limited liability company ("LLC"), composed of HPC and the HPI Investors) (as that term is defined in the Amended Agreement).

     HPC has advised CEI and Kandilian that in lieu of the LLC members previously identified, "Crystal Park Hotel and Casino Development Company, LLC" will be the LLC, and its members will be:

     HPC (owned by HPI)                   88%
     Redwood Gaming LLC                    8%
     (controlled by Cynthia R. DeBartolo)
     First Park Investments LLC            4%
     (controlled by Leo Chu and Ivy Chu)

     Subject to agreement by HPI to the paragraph set forth below, CEI and Kandilian do hereby consent to Redwood Gaming LLC and First Park Investments LLC as the HPI Investors for all purposes under the Amended Agreement. CEI acknowledges that HPC is assigning all of its right, title and interest in the Card Club to the LLC. Other than to identify the HPI Investors, CEI and Kandilian's consent is not intended to amend the Amended Agreement.

                                 COMPTON ENTERTAINMENT, INC.,
                                 a California Corporation


/s/ Rouben Kandilian                  By: /s/ Rouben Kandilian
--------------------------               ------------------------
    Rouben Kandilian                     Rouben Kandilian
                                         Its: President

Date: August 29, 1996                 Date:  August 29, 1996
      ---------------                        ---------------

                               AGREEMENT OF HPI
                               ----------------

          HPI acknowledges and agrees that notwithstanding the assignment of the Amended Agreement and the Related Agreements to the LLC, HPI shall remain primarily liable to CEI and Kandilian for the full and prompt performance of all of the terms and provisions thereof.


                                    HOLLYWOOD PARK, INC.,
                                    a Delaware corporation



                                    By:  /s/ G. Michael Finnigan
                                        ----------------------------
                                         G. Michael Finnigan
                                         Its: President, Sports and
                                              Entertainment Division


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